NOAH FUND


                                 1-800-794-6624
                                 1-800-794-NOAH
                                www.noahfund.com





                                 Annual Report
                                October 31, 2000

December 6, 2000

Dear Fellow Shareholder:

Once again, I thank you for your confidence and investment in the NOAH FUND. The last few months of the market have been excruciating. As of the end of our fiscal year, October 31, 2000, our total net assets were $18.5 million from $10.1 million a year ago.

According to our investment advisor, Geewax, Terker & Company, the downturn has been mainly due to two economic factors: the high price of oil and the increase in technology inventories; and one political factor, which obviously affects the economy: the raising of interest rates six times in the last year and a half, slowing economic growth therefore, slowing consumer spending therefore, slowing earnings to corporations, so as to decrease the rate of earnings growth, and ultimately affecting the price of our portfolio. Mr. Greenspan has now indicated the economy needs a loosening of credit, which caused a one-day rally.

Geewax, Terker & Company generally follows a philosophy of investing in Large Cap Growth Stocks for the Long Term, while remaining fully invested. NOAH FUND is managed with the same philosophy. We are fortunate indeed to have John Geewax actively involved with the investment management of our NOAH FUND portfolio.

Your management company, Polestar Management Company, is committed to donating 10% of its 1% management fee as a tithe to "missions, discipleship and needs of the poor." This past year, World Vision, Inc., Urban Family Council, Salvation Army, Campus Crusade for Christ International, Inc., Modesto Pregnancy Center, and Chuck Colson's Prison Fellowship International, were our tithe recipients. Naturally, this tithe comes from the management company and NOT from the Fund, so it has no effect on the monetary value of your investment.

We are grateful to be able to serve you, and in this way serve our Lord. We believe our Large Cap Low Risk Growth Stock strategy will continue to bring above average results over the long term with a modicum of risk. NOAH FUND believes that long-term investing is the best plan of action.

We are pleased to announce that you may now directly access the status of your own NOAH FUND account online. From the home page of Noah's web site, www.noahfund.com, click on the "Accounts" button. You can also access NOAH's daily Net Asset Value on the Internet by looking up the NOAH FUND symbol "NOAHX" on most financial web sites. Or, if you like, you may call your broker or the distributor of NOAH FUND, AmeriMutual Fund Distributors, Inc., at 1-800-794-NOAH
(6624).

With the market down, this may be a time to get involved, particularly on a dollar cost averaging basis, one of the most useful tools available to the individual investor. If you would like to know further, please feel free to call me at (610) 651-0460.

In Jesus' Name,

/s/ William L. Van Alen, Jr
William L. Van Alen, Jr.
President
NOAH FUND

                        THE NOAH FUND: TOTAL RETURN VS.
              THE S&P 500 TOTAL RETURN AND NASDAQ COMPOSITE INDEX



--------------------------------------------------------------------------------

[graph deleted here]



                                        For the period ended October 31, 2000
                                                Annualized Since
                                           Commencement of Operations
                                           --------------------------

                        Noah Fund ....................  22.72%
                        S&P 500 ......................  20.38%
                        NASDAQ Composite .............  25.13%


The Standard & Poor's 500 Total Return Index (S&P 500 Total Return) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. This chart assumes an initial gross investment of $10,000 made on May 17, 1996 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.



THE NOAH FUND
SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2000
--------------------------------------------------------------------------------


                                                        SHARES    VALUE (NOTE 1)
                                                        ------    --------------
COMMON STOCKS - 91.52%

ADVERTISING - 0.97%
Catalina Marketing Corp. ..............................      240     $  9,420
Interpublic Group of Companies, Inc. ..................    1,500       64,406
Omnicom Group, Inc. ...................................    1,000       92,250
TMP Worldwide, Inc.* ..................................      200       13,922
                                                                      -------
                                                                      179,998
                                                                      -------
AUTOMOTIVE & RELATED - 0.30%
Harley-Davidson, Inc. .................................    1,150       55,416
                                                                      -------

BANKING - 0.43%
Investors Financial Services Corp. ....................    1,100       78,856
                                                                      -------

COMMERCIAL SERVICES - 0.31%
Concord EFS, Inc.* ....................................    1,200       49,575
Convergys Corp.* ......................................      200        8,713
                                                                      -------
                                                                       58,288
                                                                      -------
COMMUNICATION SERVICES - 0.23%
AT&T Wireless Group* ..................................       70        1,746
Kana Communications, Inc.* ............................       30          705
Palm, Inc.* ...........................................      741       39,689
                                                                      -------
                                                                       42,140
                                                                      -------

COMPONENTS - 3.18%
JDS Uniphase Corp.* ...................................    4,050      329,569
Metromedia Fiber Network, Inc.* .......................    1,300       24,700
Microchip Technology, Inc.* ...........................      600       18,975
Millipore Corp. .......................................      780       40,950
PE Biosystems Group ...................................    1,500      175,500
                                                                      -------
                                                                     589,694
                                                                      -------

COMPUTER HARDWARE - 8.19%
Dell Computer Corp. ...................................    5,130      151,335
EMC Corp.* ............................................    3,980      354,469
Hewlett-Packard Co. ...................................    2,760      128,168
Linear Technology Corp.* ..............................    1,500       96,844
Sun Microsystems, Inc.* ...............................    4,020      445,718
Symbol Technologies, Inc. .............................    1,300       59,069
Veritas Software Corp.* ...............................    2,000      282,030
                                                                    ---------
                                                                    1,517,633
                                                                    ---------


                       See notes to financial statements.

                                        4









THE NOAH FUND
SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2000
--------------------------------------------------------------------------------


                                                        SHARES    VALUE (NOTE 1)
                                                        ------    --------------

COMPUTER SERVICES - 4.43%
Akamai Technologies, Inc.* ............................      170     $  8,670
Art Technology Group, Inc.* ...........................      470       29,492
Bea Systems, Inc.* ....................................    2,100      150,675
CMGI, Inc.* ...........................................    1,050       17,719
Cadence Design Systems, Inc. ..........................       40        1,027
Comverse Technology, Inc.* ............................      890       99,458
E.piphany, Inc.* ......................................       60        5,407
InfoSpace.com, Inc.* ..................................    4,390       88,349
Mercury Interactive Corp.* ............................    2,000      222,000
Phone.com, Inc.* ......................................      320       29,620
Quest Software, Inc.* .................................       80        3,495
Safeguard Scientifics, Inc.* ..........................      300        4,612
Silicon Storage Tech ..................................      240        5,460
Tibco Software, Inc.* .................................       70        4,410
VeriSign, Inc.* .......................................      470       62,040
Vitria Technology, Inc.* ..............................      200        5,375
Yahoo!, Inc.* .........................................    1,400       82,075
                                                                    ---------
                                                                      819,884
                                                                    ---------
COMPUTER SOFTWARE - 13.64%
Adobe Systems, Inc. ...................................      800       60,850
Advent Software, Inc.* ................................      800       47,850
Agile Software Corp.* .................................      130        9,799
America Online, Inc.* .................................    13,760     693,917
BroadVision, Inc.* ....................................    4,300      127,925
Exodus Communications, Inc.* ..........................    1,800       60,413
I2 Technologies, Inc.* ................................      500       85,000
Inktomi Corp.* ........................................      500       31,719
Interwoven, Inc.* .....................................      700       70,525
Intuit, Inc.* .........................................      700       43,006
Macrovision Corp.* ....................................      500       36,438
Micromuse, Inc.* ......................................      650      110,297
Microsoft Corp.* ......................................    3,570      245,884
Oracle Corp.* .........................................    22,900     755,700
Rational Software Corp.* ..............................    2,200      131,313
Symantec Corp.* .......................................      420       16,406
                                                                    ---------
                                                                    2,527,042
                                                                    ---------
COMPUTER SYSTEMS - 1.81%
Brocade Communication Systems, Inc.* ..................      200       45,475
International Business Machines Corp. .................    2,670      262,995
Redback Networks, Inc.* ...............................      200       21,288
VerticalNet, Inc.* ....................................      180        5,020
                                                                    ---------
                                                                      334,778
                                                                    ---------



                       See notes to financial statements.


                                        5





THE NOAH FUND
SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2000
--------------------------------------------------------------------------------


                                                        SHARES    VALUE (NOTE 1)
                                                        ------    --------------
DATA PROCESSING - 0.04%
Acxiom Corp.* .........................................      170     $  6,842
                                                                    ---------

DISTRIBUTION/WHOLESALE - 0.02%
Fastenal Co. ..........................................       50        2,872
                                                                    ---------

DIVERSIFIED CONGLOMERATES - 1.49%
Corning, Inc. .........................................    3,600      275,400
                                                                    ---------

EDUCATION/SCHOOLS - 0.01%
Apollo Group, Inc. -  Cl A* ...........................       50        1,956
                                                                    ---------

ELECTRONIC EQUIPMENT - 1.51%
Amphenol Corp.-Cl A* ..................................      800       51,400
Maxim Integrated Products, Inc.* ......................    1,400       92,838
Solectron Corp.* ......................................      440       19,360
Technitrol, Inc. ......................................      400       44,350
Vitesse Semiconductor Corp.* ..........................    1,020       71,336
                                                                    ---------
                                                                      279,284
                                                                    ---------
ELECTRONIC-SEMICONDUCTORS - 17.31%
Analog Devices, Inc.* .................................    2,200      143,000
Applied Materials, Inc.* ..............................    5,010      266,156
Applied Micro Circuits Corp.* .........................    5,000      381,875
Atmel Corp.* ..........................................    1,800       26,887
Broadcom Corp. - Cl A* ................................      780      173,453
Fairchild Semiconductor International, Inc.* ..........       50        1,053
Intel Corp. ...........................................    21,820     981,900
International Rectifier Corp.* ........................      500       22,313
KLA-Tencor Corp.* .....................................      700       23,669
Lattice Semiconductor Corp.* ..........................      620       18,096
Micron Technology, Inc.* ..............................      300       10,425
Novellus Systems, Inc.* ...............................      900       36,844
PMC-Sierra, Inc.* .....................................    2,250      381,375
QLogic Corp.* .........................................    1,800      174,150
SDL, Inc.* ............................................      900      233,325
Texas Instruments, Inc. ...............................    2,470      121,184
Xilinx, Inc.* .........................................    2,900      210,069
                                                                    ---------
                                                                    3,205,774
                                                                    ---------
ENTERTAINMENT & LEISURE - 0.34%
AT&T Corp. - Liberty Media Cl A* ......................    3,500       63,000
                                                                    ---------

FIBER OPTICS ..........................................                - 0.43
Avanex Corp.* .........................................       40        4,062
Finisar Corp.* ........................................    1,570       45,236
Sycamore Networks, Inc.* ..............................      490       30,993
                                                                    ---------
                                                                       80,291
                                                                    ---------



                       See notes to financial statements.


                                        6




THE NOAH FUND
SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2000
--------------------------------------------------------------------------------


                                                        SHARES    VALUE (NOTE 1)
                                                        ------    --------------
FINANCIAL SERVICES - 2.83%
AmeriCredit Corp.* ....................................    2,100     $ 56,437
American Express Co. ..................................    2,100      126,000
Citigroup, Inc. .......................................    2,682      141,140
Knight Trading Group, Inc.* ...........................       60        1,796
MBNA Corp. ............................................    1,910       71,744
Paychex, Inc. .........................................      770       43,649
Providian Financial Corp. .............................      185       19,240
SEI Investments Co. ...................................      700       63,525
                                                                    ---------
                                                                      523,531
                                                                    ---------

FOOD & BEVERAGE - 1.45%
Keebler Foods Co. .....................................      200        8,100
Pepsico, Inc. .........................................    3,780      183,094
Quaker Oats Co. .......................................      110        8,972
SYSCO Corp. ...........................................    1,300       67,844
                                                                    ---------
                                                                      268,010
                                                                    ---------

HEALTHCARE SERVICES - 0.30%
Cybear Group* .........................................       29           20
First Health Group Corp.* .............................    1,040       40,560
Medarex, Inc.* ........................................      260       15,893
                                                                    ---------
                                                                       56,473
                                                                    ---------

INSTRUMENTS-SCIENTIFIC - 0.26%
Waters Corp.* .........................................      670       48,617
                                                                    ---------

MANUFACTURING - 0.07%
Polycom, Inc.* ........................................       90        5,850
Power-One, Inc.* ......................................      110        7,803
                                                                    ---------
                                                                       13,653
                                                                    ---------
MEDICAL - DRUGS - 6.04%
AmeriSource Health Corp. - Cl A* ......................    1,400       60,812
Celgene Corp.* ........................................      100        6,437
IVAX Corp.* ...........................................      450       19,575
King Pharmaceuticals, Inc.* ...........................      110        4,929
Lilly (Eli) & Co. .....................................      410       36,644
Merck & Co., Inc. .....................................    11,020     991,111
                                                                    ---------
                                                                    1,119,508
                                                                    ---------

MEDICAL PRODUCTS - 2.50%
Allergan, Inc. ........................................    1,200      100,875
Amgen, Inc.* ..........................................    2,400      139,050
Biomet, Inc. ..........................................    1,050       37,997
Celera Genomics Group* ................................      600       40,500
Human Genome Sciences, Inc.* ..........................      800       70,713
Medtronic, Inc. .......................................    1,025       55,670


                       See notes to financial statements.


                                        7



THE NOAH FUND
SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2000
--------------------------------------------------------------------------------


                                                        SHARES    VALUE (NOTE 1)
                                                        ------    --------------

MEDICAL PRODUCTS - (continued)
Quest Diagnostics, Inc.* ..............................      150     $ 14,438
Sybron International Corp.* ...........................      160        3,960
                                                                    ---------
                                                                      463,203
                                                                    ---------

MULTI-LINE INSURANCE - 0.13%
American International Group ..........................      240       23,520
                                                                    ---------

NETWORKING PRODUCTS - 9.30%
3Com Corp.* ...........................................      500        8,875
Cisco Systems, Inc.* ..................................    22,848    1,230,936
Extreme Networks, Inc.* ...............................      600       49,762
Foundry Networks, Inc.* ...............................      150        9,966
Juniper Networks, Inc.* ...............................    1,160      226,200
Network Appliance, Inc.* ..............................    1,550      184,450
Network Associates, Inc.* .............................      450        8,663
Turnstone Systems, Inc.* ..............................      200        4,250
                                                                    ---------
                                                                    1,723,102
                                                                    ---------

OIL, ENERGY & NATURAL GAS - 0.44%
BJ Services Co.* ......................................      100        5,244
Devon Energy Corp. ....................................      760       38,304
EOG Resources, Inc. ...................................      340       13,387
Smith International, Inc.* ............................      350       24,675
                                                                    ---------
                                                                       81,610
                                                                    ---------

PHARMACEUTICALS - 0.36%
Andrx Corp.* ..........................................      200       14,400
Forest Laboratories, Inc.* ............................      400       53,000
                                                                    ---------
                                                                       67,400
                                                                    ---------
PIPELINES - 0.69%
Dynegy, Inc.- Cl A ....................................    1,158       53,630
Enron Corp ............................................      900       73,856
                                                                    ---------
                                                                      127,486
                                                                    ---------

PRINTING - 0.12%
Valassis Communications, Inc.* ........................      800       22,200
                                                                    ---------

PUBLISHING - 0.01%
Reader's Digest Association, Inc. - Cl A ..............       50        1,834
                                                                    ---------

RETAIL STORES - 7.32%
BJ's Wholesale Club, Inc.* ............................    1,000       32,937
Bed Bath & Beyond, Inc.* ..............................    2,000       51,625
CVS Corp. .............................................    2,050      108,522




                       See notes to financial statements.


                                        8





THE NOAH FUND
SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        SHARES    VALUE (NOTE 1)
                                                        ------    --------------

RETAIL STORES - (continued)
Costco Wholesale Corp.* ...............................      530     $ 19,411
Dollar Tree Stores, Inc.* .............................      700       27,387
Family Dollar Stores, Inc. ............................      400        7,775
Home Depot, Inc. ......................................    8,950      384,850
Kohl's Corp.* .........................................      900       48,769
Radioshack Corp. ......................................    1,400       83,475
Staples, Inc.* ........................................    1,175       16,744
Tiffany & Co. .........................................      200        8,538
Wal-Mart Stores, Inc. .................................    12,480     566,280
                                                                    ---------
                                                                    1,356,313
                                                                    ---------

TECHNOLOGY- 0.28%
Plexus Corp. ..........................................      800       50,450
                                                                    ---------

TELECOMMUNICATIONS - 4.69%
ADC Telecommunications, Inc.* .........................    4,000       85,500
Advanced Fibre Communications, Inc.* ..................      280        9,117
Aether Systems, Inc.* .................................       20        1,612
Allegiance Telecom, Inc.* .............................      700       22,006
Digital Lightwave, Inc.* ..............................       40        2,028
Ditech Communications Corp.* ..........................       80        2,755
Internap Network Services* ............................      130        2,080
Level 3 Communications, Inc.* .........................    1,350       64,378
MRV Communications, Inc.* .............................      800       31,600
Newport Corp. .........................................      400       45,681
Nextel Communications, Inc. - Cl A* ...................      900       34,594
Nortel Networks Corp. .................................    3,500      159,250
Powerwave Tech, Inc.* .................................      290       13,956
Qwest Communications International, Inc. - Cl A* ......    2,440      118,645
SBC Communications, Inc. ..............................    1,260       72,686
VoiceStream Wireless Corp.* ...........................      400       52,600
WorldCom, Inc. ........................................    6,340      150,575
                                                                    ---------
                                                                      869,063
                                                                    ---------

TRANSPORTATION AND EQUIPMENT - 0.05%
Expeditors International of Washington, Inc. ..........      180        9,338
                                                                    ---------

UTILITIES - 0.04%
Calpine Corp.* ........................................       90        7,104
                                                                    ---------



                       See notes to financial statements.


                                        9





THE NOAH FUND
SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                        SHARES    VALUE (NOTE 1)
                                                        ------    --------------


TOTAL COMMON STOCKS (Cost $15,229,529) ..............            $   16,951,563
                                                                 --------------
MISCELLANEOUS ASSETS - 8.45%
Evergreen Money Market Trust Cl Y (Cost $1,565,687).. 1,565,687       1,565,687
                                                                 --------------
TOTAL INVESTMENTS (Cost $16,795,216) ......... 99.97%                18,517,250
Other Assets less Liabilities . ..............  0.03%                     5,071
                                              ------              -------------
NET ASSETS ...................................100.00%             $  18,522,321
                                              ======              =============

* Non-income producing security.



                       See notes to financial statements.


THE NOAH FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

--------------------------------------------------------------------------------


Assets:
        Investments, at market (identified cost $16,795,216) .........   $ 18,517,250
        Receivables:
        Investment securities sold ...................................          1,340
        Dividends and interest .......................................          6,565
        Funds shares sold ............................................        143,454
        Deferred organization costs ..................................            960
        Prepaid expenses .............................................         12,912
                                                                         ------------
        Total assets .................................................     18,682,481
                                                                         ------------

Liabilities:
        Payables:
        Due to advisor ...............................................         15,615
        Distribution fees ............................................          3,893
        Investment securities purchased ..............................        121,188
        Fund shares repurchased ......................................          4,663
        Accrued expenses .............................................         14,801
                                                                         ------------
        Total liabilities ............................................        160,160
                                                                         ------------
Net Assets ...........................................................   $ 18,522,321
                                                                         ============

Net Assets Consist of:
        Common Stock .................................................            824
        Additional capital paid-in ...................................     17,573,424
        Accumulated realized loss on investments .....................       (773,961)
        Net unrealized appreciation on investments ...................      1,722,034
                                                                         ------------
        Total Net Assets .............................................   $ 18,522,321
                                                                         ============

Shares outstanding (500,000,000 shares of $0.001 par value authorized)        823,669
                                                                         ============

Net Asset Value, offering and redemption price per share .............   $      22.49
                                                                         ============


                       See notes to financial statements.


THE NOAH FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

--------------------------------------------------------------------------------


Investment Income:
        Interest ...........................................   $  52,713
        Dividends ..........................................      36,304
                                                                  ------
        Total investment income ............................      89,017
                                                                  ------

Expenses:
        Management fees ....................................     172,679
        Administration fees ................................      35,133
        Distribution fees ..................................      43,170
        Accounting fees ....................................      15,231
        Custodian fees .....................................       8,544
        Amortization of organizational expenses ............       1,753
        Professional fees ..................................      14,217
        Registration fees ..................................      19,999
        Transfer agency fees ...............................      25,089
        Reports to shareholders ............................      17,655
        Other ..............................................      26,452
                                                                --------
        Total expenses .....................................     379,922
                                                                --------
        Net investment loss ................................    (290,905)
                                                                --------

Realized & unrealized loss on investments:
        Net realized loss on investments ...................    (772,288)
        Net change in unrealized appreciation on investments     570,385
                                                                --------
        Net realized & unrealized loss on investments ......    (201,903)
                                                                --------
Net decrease in net assets resulting from operations .......   $(492,808)
                                                               =========


                       See notes to financial statements.



THE NOAH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                          For the            For the
                                                         year ended         ended year
                                                       October 31, 2000   October 31, 1999
                                                       ----------------   ----------------

Operations:
        Net investment loss ........................   $   (290,905)   $   (100,678)
        Net realized gain (loss) on investments ....       (772,288)        739,622
        Net change in unrealized appreciation
                on investments .....................        570,385         695,503
                                                       ------------    ------------
        Net increase (decrease) in net assets
                resulting from operations ..........       (492,808)      1,334,447
                                                       ------------    ------------

Distributions to shareholders from:
        Net realized gains .........................       (697,670)        (68,298)
                                                       ------------    ------------

Capital Share Transactions:
        Proceeds from shares sold ..................     10,855,291       6,727,306
        Proceeds from shares issued to
                holders in reinvestment of dividends        672,006          66,275
        Cost of shares redeemed ....................     (1,912,332)       (552,301)
                                                       ------------    ------------
        Net increase in net assets from fund
                share transactions .................      9,614,965       6,241,280
                                                       ------------    ------------
        Increase in net assets .....................      8,424,487       7,507,429

Net Assets:
        Beginning of period ........................     10,097,834       2,590,405
                                                       ------------    ------------

        End of period ..............................   $ 18,522,321    $ 10,097,834
                                                       ============    ============




                       See notes to financial statements.



THE NOAH FUND
FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                                              May 17, 1996(1)
                                           Year Ended       Year Ended       Year Ended        Year Ended        through
                                        October 31, 2000  October 31, 1999  October 31, 1998 October 31, 1997  October 31,1996
                                        ----------------  ----------------  ---------------------------------  ---------------


Net asset value, beginning of period ...   $   23.17      $      17.31      $      13.23      $    10.59      $    10.00
                                           ----------         ---------         ---------         -------         -------

Investment Operations:
Net investment income (loss) ...........       (0.46)(2)         (0.13)(2)         (0.10)(2)       (0.01)(2)        0.04
Net realized and unrealized
        gain on investments ............        1.37              6.43              4.27            2.69            0.55
                                           ----------         ---------         ---------         -------         -------
        Total from investment operations        0.91              6.30              4.17            2.68            0.59
                                           ----------         ---------         ---------         -------         -------
Distributions:
From net investment income .............        0.00              0.00              0.00           (0.04)           0.00
From net realized capital gains ........       (1.59)            (0.44)            (0.09)           0.00            0.00
                                           ----------         ---------         ---------         -------         -------
        Total distributions ............       (1.59)            (0.44)            (0.09)          (0.04)           0.00
                                           ----------         ---------         ---------         -------         -------
Net asset value, end of period .........   $   22.49      $      23.17      $      17.31      $    13.23      $    10.59
                                           ==========         =========         =========         =======         =======
Total Return ...........................        3.98%            37.06%            31.65%          25.41%           5.90%(3)

Ratios/supplemental data:
Net assets, end of period (in 000's) ...   $   18,522     $       6,472     $       2,590      $     961     $     466
Ratio of expenses
        to average net assets ..........        2.20%             2.72%             4.73%          16.08%          49.81%
Ratio of expenses to average net
        assets, net of reimbursement ...        2.20%             2.15%             1.75%           1.75%           1.42%
Ratio of net investment income (loss) to
        average net assets .............       (1.68)%           (2.13)%           (3.85)%        (14.51)%        (47.52)%
Ratio of net investment income (loss)
        to average net assets, net of
        reimbursement ..................       (1.68)%           (1.56)%           (0.86)%         (0.18)%          0.86%
Portfolio turnover rate ................       49.76%            81.53%            66.49%          27.07%          21.61%(3)



(1)  Commencement of operations.
(2) Net investment loss per share is calculated using ending balances prior to the consideration of adjustments for permanent book and tax differences
(3)  Not annualized



See notes to financial statements.

THE NOAH FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Noah Fund (the "Fund") was organized as a series of The Noah Investment Group, Inc. (the "Company") incorporated under the laws of the state of Maryland on December 16, 1992. The Company is registered as a no-load, open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The primary investment objective of the Fund is to seek capital appreciation consistent with the preservation of capital, as adjusted for inflation, and current income. The Fund will not invest in and may not acquire the securities of businesses that are engaged, directly or through subsidiaries, in the alcoholic beverage, tobacco, pornographic and gambling industries or companies in the business of aborting life before birth.

The Fund became effective with the Securities and Exchange Commission (the "SEC") on May 10, 1996 and commenced operations on May 17, 1996.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Equity securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment Manager under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and net realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders - Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. The Fund's primary financial reporting and tax difference relates to the differing treatment for the amortization of deferred organization expenses. Permanent financial reporting and tax differences are reclassified to additional capital paid-in.

THE NOAH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2000

--------------------------------------------------------------------------------

d) USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) OTHER - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions utilizing an identified cost basis. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

f) RECLASSIFICATIONS - In accordance with SOP 93-2, the Fund has recorded a reclassification in the capital accounts. As of October 31, 2000, the Fund recorded permanent book/tax differences of $290,905 from net investment loss to Paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis which is considered to be more informative to shareholders.

2. ADVISORY FEE AND OTHER RELATED TRANSACTIONS
The Fund has entered into a Management Agreement with Polestar Management Company (the "Manager"). Pursuant to the Management Agreement, the Manager is responsible for the day-to-day business affairs, including the review and supervision of the Fund investment program and for administrative services. For its services to the Fund, the Manager receives an annual fee, payable monthly, calculated at an annual rate of 1.00% of the Fund's average daily net assets.

The Manager voluntarily agreed to reimburse its management fee and other expenses to the extent that the total operating expenses of the Fund (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.20% of the average net assets of the Fund. This voluntary reimbursement may be terminated upon approval of the Board of Directors.

The Manager has entered into a Sub-Advisory Agreement with Geewax, Terker & Company (the "Sub-Advisor"). The Sub-Advisor is responsible for the day-to-day recommendations regarding the investment and reinvestment of the Fund's net assets. Under the term of the Sub-Advisory Agreement, the Manager compensates the Sub-Advisor a fee of $1.00 per annum until the average net assets of the Fund exceed $20,000,000. Upon reaching that level, the Sub-Advisor will receive a monthly fee at the annual rate of 0.75% of the average daily net assets in excess of $20 million to $50 million; 0.50% of such net assets in excess of $50 million to $100 million; and 0.35% of such net assets in excess of $100 million.

The Fund has adopted a distribution plan (the "Distribution Plan"), pursuant to which the Fund may incur distribution expenses of up to 0.25% per annum of the Fund's average daily net assets. The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the

THE NOAH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2000

--------------------------------------------------------------------------------

Fund's shares, including but not limited to, advertising, printing of prospectuses and financial reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents. For the year ended October 31, 2000, the Fund incurred $43,170 in distribution fees pursuant to the Distribution Plan.

Martin V. Miller, Esq., an Officer of the Fund, furnishes legal services to the Fund. For the year ended October 31, 2000, there were no such fees incurred by the Fund.

Certain directors and officers of the Fund are directors and officers of the Manager.

3. CARRYOVERS
At October 31, 2000, the Fund had net capital loss carryforwards of approximately $766,000 expiring in 2008.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of the Fund were as follows:

                                            Year Ended October 31,
                                              2000        1999
                                              ----        ----

        Shares sold                         434,148    307,489
        Shares issued to holders in
                reinvestment of dividends    30,148      3,596
        Shares redeemed                     (76,386)   (24,987)
                                            -------    -------
        Net increase                        387,910    286,098
                                            =======    =======

5. INVESTMENT TRANSACTIONS
During the year ended October 31, 2000, purchases and sales of investment securities, excluding short-term investments, were as follows:

                        Purchases              $ 16,213,603
                        Sales                  $  8,007,342

At October 31, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

        Appreciation                             $4,006,892
        Depreciation                             (2,284,858)
                                                 ----------
        Net appreciation
                on investments                   $1,722,034
                                                 ==========

At October 31, 2000, the cost of investments for federal income tax purposes was $16,801,035.

THE NOAH FUND
INDEPENDENT AUDITOR'S REPORT                            OCTOBER 31, 2000
--------------------------------------------------------------------------------



To the Shareholders and Board of Directors of The Noah Investment Group, Inc.


We have audited the accompanying statement of assets and liabilities of The Noah Fund (the "Fund"), a series of The Noah Investment Group, Inc., including the schedule of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1997 and the period from May 17, 1996 (commencement of operations) through October 31, 1996 were audited by other auditors whose report, dated November 19, 1997 expressed an unqualified opinion on this information.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Noah Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.




Abington, Pennsylvania                          Sanville & Company
December 5, 2000                                Certified Public Accountants

                       Investment and Management Services
                          Polestar Management Company
                            Geewax Terker & Company

                                   Custodian
                           First Union National Bank

                         Transfer, Dividend Disbursing
                         And Accounting Services Agent
                          American Data Services, Inc.

                                    Auditors
                               Sanville & Company